COLUMBIA FUNDS VARIABLE INSURANCE TRUST

(the “Trust”)

Supplement dated May 2, 2011 to the Statement of Additional Information of the Trust dated May 2, 2011

1. The section of the Statement of Additional Information entitled “BROKERAGE ALLOCATION AND OTHER PRACTICES – Additional Selling and/or Servicing Agent Payments – Marketing/Sales Support Payments” is deleted and replaced in its entirety with the following:

Marketing Support Payments

The Distributor and the Adviser may make payments, from their own resources, to certain selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating selling and/or servicing agent personnel about the Funds and shareholder financial planning needs, placement on the selling and/or servicing agent’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the selling and/or servicing agent, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that selling and/or servicing agent, gross sales of the Columbia Funds distributed by the Distributor attributable to that selling and/or servicing agent, reimbursement of ticket charges (fees that a selling and/or servicing agent firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements may vary for each selling and/or servicing agent, the marketing support payments to each selling and/or servicing agent generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Columbia Funds attributable to the selling and/or servicing agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds attributable to the selling and/or servicing agent. The Distributor and affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain selling and/or servicing agents. Such increased payments may enable the selling and/or servicing agents to offset credits that they may provide to their customers.

As of the date of this SAI, the Distributor and/or the Adviser had agreed to make marketing support payments with respect to the Columbia Funds to the selling and/or servicing agents or their affiliates shown below.

2. The section of the Statement of Additional Information entitled “BROKERAGE ALLOCATION AND OTHER PRACTICES – Additional Selling and/or Servicing Agent Payments – Other Payments” is deleted and replaced in its entirety with the following:

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain selling and/or servicing agents that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to selling and/or servicing agents that enable the Distributor to participate in and/or present at selling and/or servicing agent-sponsored conferences or seminars, sales or training programs for invited registered representatives and other selling and/or servicing agent employees, selling and/or servicing agent entertainment and other selling and/or servicing agent-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your selling and/or servicing agent may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.

Shareholders should retain this Supplement for future reference.

C-6512-2 A (5/11)